Exhibit 99

Presentation Outline for Meetings in New York City, NY and Connecticut January 9-11, 2006

Slide 1 - On the Road to Growth January 2006 Update James E. Sigmon, President and CEO Roberto R. Thomae, VP-Capital Markets

Slide 2 - Corporate Information
- Headquarters: The Exploration Company; 500 North Loop 1604 East, Suite 250; San Antonio, Texas 78232; Phone: (210) 496-5300; Fax: (210) 496-3232; www.txco.com
- Contacts: James E. Sigmon, President and CEO, jsigmon@txco.com Roberto R. Thomae, Vice President-Capital Markets, bthomae@txco.com
- TXCO - NASDAQ Listed
- Forward-Looking Information - Information presented herein which is not historical, including statements regarding TXCO's or management's intentions, hopes, beliefs, expectations, representations, projections, estimations, plans or predictions of the future, are forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements include those relating to estimated financial results, or expected prices, production volumes, reserve levels and number of drilling locations. It is important to note that actual results may differ materially from the results predicted in any such forward-looking statements. Investors are cautioned that all forward-looking statements involve risks and uncertainty, including without limitation, the costs of exploring and developing new oil and natural gas reserves, the price for which such reserves can be sold, environmental concerns effecting the drilling of oil and natural gas wells, as well as general market conditions, competition and pricing. More information about potential factors that could affect the company's operating and financial results is included in TXCO's annual report on Form 10-K for the year ended Dec. 31, 2004, and its Form 10-Q for the quarter ended Sept. 30, 2005. These reports and TXCO's previously filed documents are on file at the Securities and Exchange Commission and can be viewed on TXCO's website at www.txco.com, copies of which are available from the Company without charge.

Slide 3 - TXCO: A Profile
Map of South Central United States of America with Maverick and Marfa Basins indicated.
-     Ongoing Maverick Basin Focus
       -   New Marfa Basin project
-     Full-Cycle Exploration Company
       -  Lease / generate prospects / drill / produce
-     Multiple Emerging Resource Plays
-     Company-Owned Pipeline System

Slide 4 - Strategic Alternatives Results

-   TXCO's Strategic Alternatives Review Completed
-   Strategic Alternatives Reviewed to:
     -   Maximize shareholder value
     -   Accelerate ongoing business
-   $80 Million of Primarily Undeveloped Assets Sold to EnCana Oil & Gas (USA)
     -   Deleveraged balance sheet
     -   Enhanced liquidity
-   Results Confirm Maverick Basin's High Potential
     -   Large independent enters the basin
     -   Emerging resource plays
     -   Reaffirms TXCO's historical focus

Slide 5 - What TXCO Gains

-   $80 Million, All-Cash Transaction
     -   Immediate shareholder value for portion of unrealized potential
     -   Values remaining 600,000+ acres
-   Access to EnCana's Operating and Technical Expertise
     -   Recognized, world-class leader in resource play exploration, development and exploitation
-   Financial Flexibility -- Deleveraged Balance Sheet
     -    Eliminated $32 million of long-term debt, $16 million of preferred stock, $24 million for future growth
-   Higher Working Interest in Promising Zones
     -   85% WI in Maverick Basin acreage
-   Proves Up Long-Term, Maverick Basin Strategy

Slide 6 - What EnCana Gains

-   Interest in 300,000+/- Acres in Southern Block
     -   TXCO consolidates interest in Glen Rose
     -   Retains Pena Creek San Miguel
-   50% Interest in Deep Rights on 220,000 +/- Acres In Northern Block
     -   TXCO retains its full interest in all shallow formations
     -   50% interest in deep rights; Pearsall, Jurassic, etc.
-   3% of TXCO's Proved Reserves at Sept. 1, 2005
     -   Comprises 20% of current TXCO production -- mostly Georgetown gas
     -   Glen Rose Porosity discoveries have offsetting Georgetown production sold

Slide 7 - Post-EnCana Capitalization And Credit Statistics

Line chart indicating Total Capitalization by year for 2001 through 2004, 6 Mos. '05 and 9 Mos. '05, in $ millions, titled "Deleveraged Balance Sheet". Also, a table entitled "TXCO's Stronger Financial Position" as follows:                                                            2Q05                                    3Q05
Capital Structure ($ millions)
Cash                                                                                    $   1.9                                  $ 24.7
Bank Debt                                                                               24.4                                       0.1
Preferred Shares                                                                      16.0                                       0.0
Stockholder Equity                                                                   62.3                                    76.2

Total Capitalization                                                              $102.7                                  $ 76.3

Credit Statistics
Debt/Cap                                                                              39.3%                                    0.1%
Debt/Ebitda                                                                             4.5x                                    0.02x
Ebitda/Interest Expense                                                           5.0x                                      6.0x
Debt/Proved Reserves ($/Bcfe)                                               $0.97                                  $0.001

Slide 8 - 2005 CAPEX

Slide contains two pie charts showing budget dollars, number of wells and % for three focus areas and Other. The first for the Pre-EnCana CAPEX drilling budget with 60+ wells, and the second for the Post EnCana CAPEX with 50+ wells.
1)     Glen Rose Porosity/Reefs -- 6 Wells + 3 Re-entries -- $3.4 million -- 13%; Georgetown --
        34 Wells + 1 Re-entry -- $16.9 million -- 63%; Other -- 6 Wells -- $3.3 million -- 13%; and San          Miguel -- 12 Wells -- $2.8 million -- no % shown.
2)     Glen Rose Porosity/Reefs -- 20 Wells + 1 Re-entry -- $9.5 million -- 45%; Georgetown --
        15 Wells + 1 Re-entry -- $8 million -- 38%; Other -- 9 Wells -- $2.1 million -- no % shown; and          San Miguel -- 6 Wells -- $1.6 million -- no % shown.
-     2005 CAPEX target: 50+ Wells/$26-33 Million
-     52 Maverick Basin wells drilled/re-entered at YE 2005
-     9-month CAPEX: $29.4 million

Slide 9 - TXCO's Maverick Basin Focus Area
Map of South Central United States of America with Maverick Basin indicated, and more detailed map focusing in on TXCO's Maverick Basin lease area that indicates by shading the acreage covered by the EnCana joint venture and TXCO's Glen Rose/San Miguel acreage, as well as outlining the acreage covered by 3-D seismic data.

TXCO Acreage Block, 656,000-gross acres, 555,000 net acres

Slide 10 - TXCO's Pipeline-Marketing Synergy
Map of pipeline superimposed over Maverick Basin lease map, indicating TXCO acreage, TXCO's Maverick-Dimmit Pipeline System, Area Pipelines, Compressor stations and Delivery points, as well as indicating the relative location of the Eagle Pass and Carrizo Springs communities and Mexico.
-     Strong infrastructure
-     Operational synergies
-     91-mile system provides:
       -  Higher netback
       -  Market access
       -  Ongoing cost savings
       -  Multiple delivery points
-     75 MMcfd current capacity
-     25% capacity utilization
-     100 MMcfd capacity potential
-     Enhanced basin-wide production monitoring

Slide 11 - Maverick Basin: Prospect Rich, Growing Potential
Drawing showing the relative positions of the following geologic formations:  Escondido/Olmos, Olmos CBM, San Miguel, Anacacho, Austin Chalk, Eagle Ford, Buda, Georgetown, Pryor, McKnight, Glen Rose, Pearsall, Sligo and Jurassic.
-     20+ Productive Zones, Thousands of Drilling Prospects

Slide 12 - Glen Rose:  Three Plays in One, Porosity -- Reefs -- Shoals
Picture of seismic data for a portion of the lease with a span of 34 miles indicated.
-   3-D seismic defined
-   Reserves targeted/well
      -    Reefs/Shoals - 2 +/- Bcfe
      -    Porosity - 75 to 400 MBbls
-    Drilling costs
      -  Vertical -- $750,000 to $900,000
      -  Horizontal -- $1.0-1.25 million

Slide 13 - Glen Rose:  Three Plays in One, Porosity -- Reefs -- Shoals
Same picture as prior slide with TXCO wells drilled for 2002 through 2005, and certain non-TXCO wells, marked.
-   Glen Rose Porosity -- YE 2005
      -    42 of 46 completions
      -    1 drilling
-   3-D seismic defined
-   Reserves targeted/well
      -    Reefs/Shoals - 2 +/- Bcfe
      -    Porosity - 75 to 400 MBbls
-    Drilling costs
      -  Vertical -- $750,000 to $900,000
      -  Horizontal -- $1.0-1.25 million

Slide 14 - Glen Rose Drilling Update
-      2005 Glen Rose Revised Drilling Program
       -   $9.5 million, 20 wells + 1 re-entry

       -   Status at YE 2005:
            -  18 new Porosity oil wells
                -  11 wells producing
                -  5 Porosity wells in completion
                -  1 Porosity wells currently drilling
       - 1 Porosity re-entry
       -  3 Reef/Shoal gas wells
           -  1 awaiting completion
           -  1 re-completed to Georgetown

           -  1 well drilling

Slide 15 - New Marfa Basin Prospect
Map of south central US, indicating the Ouachita and Appalachian Thrusts, the Marfa, Marathon, Val Verde, Kerr, Llano, Fort Worth, Arkoma, Ozark and Black Warrior uplifts, and locations where Barnett, Woodford and Fayetteville Shales have been developed. Map also indicates location of the Maverick Basin.
-     140,000-acre position, 100% WI
-     Underexplored basin along Ouachita Overthrust

Slide 16 - New Marfa Basin Prospect
-     Geologically Similar to Gas-Prone Fort Worth And Arkoma Basins
-     Geochemical Analysis Confirms:
       -   Barnett and Woodford shales present
       -   400' - 1,200' thick shales within gas window
       -   High gas-in place potential
       -   Organically rich
       -   Thermally mature
-     Initial Exploration/Development Scheduled to Start in 2nd Half 2006
       -   Seeking 50% partner
       -   Planning expanded CAPEX, 2 wells expected
-     Leading Shale Resource Players Developing Barnett/Woodford to Northeast
       -   EnCana, Burlington, EOG, Quicksilver, etc.

Slide 17 TXCO Operational Snapshot

-  880000 Gross Acres in Leasehold
   -  Maverick Basin -- 654000 acres (55500 net)
   -  Marfa Basin -- 140000 acres (135000 net)
   -  Williston Basin -- 84,000 acres (83,000 net)
-  Sept. 30, 2005, Reserve Make Up
   -  38.4 Bcfe -- 46.4% Proved Developed
      -  73% Oil -- 4.7 MMBbls
      -  27% Gas -- 10.3 Bcf
      -  1.3% increase over YE 2004 post EnCana sale
-  Oil and Gas Sales
   -  New Glen Rose oil replacing sold Georgetown gas
      -  10.8 MMcfe -- pro forma Sept. 30, 2006 average daily sales
       -  11.6 MMcfe -- October/November average daily sales

   See appendix for definitions

Slide 18 - Key Indicators Confirm Growth

Slide contains a data box and three bar charts:
-   Rolling 3-Year Metrics 2002 - 2004
     -   279% production replacement
     -   207% gross profit ROI
     -   $1.80/Mcfe drillbit F&D cost
Chart 1 -- Average Daily Sales Volumes shown by year in MMcfed for 2001 through 2004 and for third quarter 2004 and 2005, as follows: 2001 -- 8.1; 2002 -- 12.0; 2003 -- 13.2; 2004 -- 13.4; 3Q04 -- 14.1; and 3Q05 -- 12.6*.   * Reflects EnCana sale at Sept. 1, 2005
Chart 2 -- Proved Reserves indicated in Bcfe by year for oil and gas for 2001 through 2004 and for third quarter 2005, as follows: Oil -- '01 - 1.8, '02 - 8.9, '03 - 12.8, '04 - 20.2, and 3Q05 - 28.0; Gas -- '01 - 11, '02 - 14.7, '03 - 15.6, '04 - 17.7, and 3Q05 - 10.4.
Chart 3 -- Rising Proved Reserves Per Share indicated in Mcfe by year for 2000 through 2004 and for third quarter 2005, as follows: 2000 -- 0.32, 2001 -- 0.73, 2002 -- 1.23, 2003 -- 1.33, 2004 -- 1.40, and 3Q05 -- 1.35.

Slide 19 - Key Indicators Confirm Growth

Slide contains four bar charts: Actual numbers not given by category.
Chart 1 -- EBITDA, EBITDAX, Cash Flows indicated by year for 2001 through 2004 Chart ranges from around $8 million in 2001/2002 to over $16 million in 2004.
Chart 2 -- Net Cash-Operating Activities for 2001 through 2004. Ranges from around $8 million in '01/'02 to over $15 million in '04.
Chart 3 -- Total Assets for 2001 through 2004. Ranges from $30 million in '01 to over $114 million in '04.
Chart 4 -- Total Revenues for 2001 through 2004. Ranges from about $15 million in '01 to over $57 million in '04.
-  All dollars in millions. See TXCO's Web site for non-GAAP reconciliations and appendix for definitions.

Slide 20 - Reserve Growth Continues
Line chart shows reserves in Bcfe by formation in layers, by year for the period from 2001 to 2004 and at June and Sept. 2005, for:  Georgetown - oil; Georgetown - gas; San Miguel - oil; Glen Rose - gas; Glen Rose - oil; Other Formations; Escondido - gas; and, Williston Basin - oil. The chart shows the growth in oil reserves from the San Miguel, Georgetown and Glen Rose formations and the growth in gas reserves in the Glen Rose and Georgetown formations over the years. Also indicates a drop in gas reserves after the EnCana sale, with a 34% CAGR in proved reserves over the period presented.
-     June 30 proved reserves were 41.8 Bcfe -- 38% PDP
-     Sept. 30 proved reserves 38.4 Bcfe (post EnCana reserve sale)
-     See appendix for definitions

Slide 21 - Comparative Stock Performance

Chart shows stock performance for TXCO, TXCO Peers, S&P 500 and Dow Jones by month for 2002 through January 2006. Beginning and ending prices for TXCO were labeled as $2.17 and $6.46, respectively. Significant peaks in the TXCO stock performance graph are labeled, as follows:
-      Mid-2002 -- Glen Rose Porosity Oil Discovery
-      Late 2003 -- Jurassic Drilling
-      Late 2004 -- Analyst Coverage
-      September 2005 -- EnCana Sale
TXCO -- The Exploration company; TXCO Peers -- BEXP, CRZO, CWEI, DBLE, EPEX, GSX, ABP, MCF, NGAS, PLLL, PQUE; Standard & Poor's 500 Stock Index; Dow Jones Industrial Average
Source: Bloomberg

Slide 22 - TXCO Stayed the Course, Executing Its Growth Strategy

Increasing Shareholder Value as TXCO:
-     Builds Multi-Year Inventory Over Large Lease Blocks in Core Areas
-     Applies Advanced Technology to Mitigate Risk
       -   3-D seismic -- fewer dry holes
       -   Geochemical analysis -- determines prospectivity
       -   Horizontal drilling -- higher production rates
       -   Ongoing -- enhanced drilling/completion methods
-   Leverages Maverick Basin Experience With World-Class Joint Venture Partner
-   Deleverages Balance Sheet

Slide 23 - Why Own TXCO Now?
-     Key Maverick Basin Player:   Multiple Emerging Resource Plays
-     Exploration Team with Solid Track Record
       -     After the majors left, proved basin's multi-play/multi-pay potential
       -     Thousands of locations in current inventory
-     New World-Class Partner -- Accelerating Growth
-     Integrated Infrastructure Intact
-     Recapitalized, Deleveraged Balance Sheet
-     Explosive Potential for Reserve And Production Growth

Slide 24 - On the Road to Growth Visit us on the Web at www.txco.com

Slide 25 - Appendix
-   Acreage Position -- Gross/net mineral acres held under lease or option
-   Average Daily Sales Volumes -- Sales volumes approximate field production volumes after the impact of fuel, shrink, venting and/or downtime related to pipeline curtailment, amine/processing plant capacity, weather, compression, or routine repairs and maintenance.
-   CAGR -- Compound annual growth rate
-   Cash Flows -- Net cash provided by operating activities
-   Debt-to-Capitalization Ratio -- Total debt over (total debt plus total stockholder equity)
-   Drillbit Finding and Development Costs -- Per Mcfe, including exploration costs and actual drilling costs incurred compared to the volume of new reserves added, prior to any revisions in engineering estimates.
-   Ebitdax and Ebitda -- See the Investor Relations section of the Company's Web site at www.txco.com for a reconciliation of non-GAAP financial measures.
-   Enterprise value -- Diluted shares (assuming exercise of all outstanding options and warrants), times share price, plus debt, plus preferred equity, less cash and equivalents.
-   Gross Profit -- Oil and gas revenues less operating expenses and G&A costs
-   Gross Profit Return on Investment -- Gross Profit divided by Finding and Development Costs
-   MBbls/MMBbls - Thousand/million barrels of oil
-   Mcf -- Thousand cubic feet of gas
-   MMcfd -- Million cubic feet of gas per day
-   Mcfe/MMcfe/Bcfe/Tcfe -- Trillion cubic feet equivalent/Billion cubic feet equivalent/Million cubic feet equivalent/Thousand cubic feet equivalent

-   Pro forma numbers -- For the quarter ended Sept. 30, adjusted for sales of properties to EnCana.
-   Total Proved Reserves -- First-half 2005 estimates internally generated with assistance of William Cobb & Associates, Dallas, which reviewed TXCO's Pena Creek waterflood. Third quarter 2005 estimates internally generated. Year-end estimates prepared by independent reservoir engineers. Reserve estimates prepared in accordance with SEC and FASB requirements.